Exhibit 4.11

                                     FORM OF

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST



                         COMMERCE CAPITAL TRUST [_____]


                     DATED AS OF [_________________________]

                                                 TABLE OF CONTENTS
                                                                                                               PAGE

                                                     ARTICLE I.
                                           INTERPRETATION AND DEFINITIONS

   SECTION 1.1.            Interpretation.........................................................................3
   SECTION 1.2.            Definitions............................................................................3

                                                    ARTICLE II.
                                                TRUST INDENTURE ACT

   SECTION 2.1.            Trust Indenture Act; Application.......................................................9
   SECTION 2.2.            Lists of Holders of Securities........................................................10
   SECTION 2.3.            Reports by the Property Trustee.......................................................10
   SECTION 2.4.            Periodic Reports to Property Trustee..................................................10
   SECTION 2.5.            Evidence of Compliance with Conditions Precedent......................................11
   SECTION 2.6.            Trust Enforcement Events; Waiver......................................................11
   SECTION 2.7.            Default; Notice.......................................................................12

                                                    ARTICLE III.
                                                    ORGANIZATION

   SECTION 3.1.            Name..................................................................................13
   SECTION 3.2.            Office................................................................................13
   SECTION 3.3.            Purpose...............................................................................13
   SECTION 3.4.            Authority.............................................................................13
   SECTION 3.5.            Title to Property of the Trust........................................................14
   SECTION 3.6.            Powers and Duties of the Administrative Trustees......................................14
   SECTION 3.7.            Prohibition of Actions by the Trust and the Trustees..................................17
   SECTION 3.8.            Powers and Duties of the Property Trustee.............................................17
   SECTION 3.9.            Certain Duties and Responsibilities of the Property Trustee...........................20
   SECTION 3.10.           Certain Rights of Property Trustee....................................................22
   SECTION 3.11.           Delaware Trustee......................................................................24
   SECTION 3.12.           Execution of Documents................................................................24
   SECTION 3.13.           Not Responsible for Recitals or Issuance of Securities................................25
   SECTION 3.14.           Duration of Trust.....................................................................25
   SECTION 3.15.           Mergers...............................................................................25
   SECTION 3.16.           Property Trustee May File Proofs of Claim.............................................27

                                                    ARTICLE IV.
                                                      SPONSOR

   SECTION 4.1.            Company's Purchase of Common Securities...............................................27
   SECTION 4.2.            Responsibilities of the Company.......................................................28
   SECTION 4.3.            Right to Proceed......................................................................28
   SECTION 4.4.            Right to Dissolve Trust...............................................................28





                                                     ARTICLE V.
                                                      TRUSTEES

   SECTION 5.1.            Number of Trustees; Appointment of Co-Trustee.........................................29
   SECTION 5.2.            Delaware Trustee......................................................................29
   SECTION 5.3.            Property Trustee; Eligibility.........................................................30
   SECTION 5.4.            Certain Qualifications of Administrative Trustees and Delaware Trustee
                           Generally.............................................................................31
   SECTION 5.5.            Administrative Trustees...............................................................31
   SECTION 5.6.            Appointment, Removal and Resignation of Trustees......................................31
   SECTION 5.7.            Vacancies Among Trustees..............................................................33
   SECTION 5.8.            Effect of Vacancies...................................................................33
   SECTION 5.9.            Meetings..............................................................................33
   SECTION 5.10.           Delegation of Power...................................................................34
   SECTION 5.11.           Merger, Conversion, Consolidation or Succession to Business...........................34

                                                    ARTICLE VI.
                                                   DISTRIBUTIONS

   SECTION 6.1.            Distributions.........................................................................35

                                                    ARTICLE VII.
                                               ISSUANCE OF SECURITIES

   SECTION 7.1.            General Provisions Regarding Securities...............................................35
   SECTION 7.2.            Execution and Authentication..........................................................35
   SECTION 7.3.            Form and Dating.......................................................................36
   SECTION 7.4.            Registrar, Paying Agent and Conversion Agent..........................................37
   SECTION 7.5.            Paying Agent to Hold Money in Trust...................................................38
   SECTION 7.6.            Replacement Securities................................................................38
   SECTION 7.7.            Outstanding Preferred Securities......................................................39
   SECTION 7.8.            Preferred Securities in Treasury......................................................39
   SECTION 7.9.            Temporary Securities; Global Security.................................................39
   SECTION 7.10.           Cancellation..........................................................................40
   SECTION 7.11.           CUSIP Numbers.........................................................................40

                                                   ARTICLE VIII.
                                                DISSOLUTION OF TRUST

   SECTION 8.1.            Dissolution of Trust..................................................................41

                                                    ARTICLE IX.
                                               TRANSFER OF INTERESTS

   SECTION 9.1.            Transfer of Securities................................................................42
   SECTION 9.2.            Transfer Procedures and Restrictions..................................................43
   SECTION 9.3.            Deemed Security Holders...............................................................46
   SECTION 9.4.            Book-Entry Interests..................................................................47




                                                         ii

   SECTION 9.5.            Notices to Clearing Agency............................................................47
   SECTION 9.6.            Appointment of Successor Clearing Agency..............................................47

                                                     ARTICLE X.
                        LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

   SECTION 10.1.           Liability.............................................................................48
   SECTION 10.2.           Exculpation...........................................................................49
   SECTION 10.3.           Fiduciary Duty........................................................................49
   SECTION 10.4.           Indemnification.......................................................................50
   SECTION 10.5.           Outside Businesses....................................................................53

                                                    ARTICLE XI.
                                                     ACCOUNTING

   SECTION 11.1.           Fiscal Year...........................................................................54
   SECTION 11.2.           Certain Accounting Matters............................................................54
   SECTION 11.3.           Banking...............................................................................54
   SECTION 11.4.           Withholding...........................................................................55

                                                    ARTICLE XII.
                                              AMENDMENTS AND MEETINGS

   SECTION 12.1.           Amendments............................................................................55
   SECTION 12.2.           Meetings of the Holders; Action by Written Consent....................................58

                                                   ARTICLE XIII.
                              REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

   SECTION 13.1.           Representations and Warranties of Property Trustee....................................59
   SECTION 13.2.           Representations and Warranties of Delaware Trustee....................................60

                                                    ARTICLE XIV.
                                                   MISCELLANEOUS

   SECTION 14.1.           Notices...............................................................................60
   SECTION 14.2.           Governing Law.........................................................................62
   SECTION 14.3.           Intention of the Parties..............................................................62
   SECTION 14.4.           Headings..............................................................................62
   SECTION 14.5.           Successors and Assigns................................................................62
   SECTION 14.6.           Partial Enforceability................................................................62
   SECTION 14.7.           Counterparts..........................................................................62


                                                CROSS-REFERENCE TABLE*

Section of Trust Indenture Act of 1939, as                                         Section of Amended and Restated
                  Amended                                                                Declaration of Trust
--------------------------------------------                                     -------------------------------------
              310(a)                                                                             5.3
              310(b)                                                                        5.3(c); 5.3(d)
              310(c)                                                                             N/A
              311(a)                                                                            2.2(b)
              311(b)                                                                            2.2(b)
              312(a)                                                                            2.2(a)
              312(b)                                                                            2.2(b)
              312(c)                                                                             N/A
              313                                                                                2.3
              314(a)                                                                         2.4; 3.6(a)
              314(b)                                                                             N/A
              314(c)                                                                             2.5
              314(d)                                                                             N/A
              314(e)                                                                             2.5
              314(f)                                                                             N/A
              315(a)                                                                       3.9(a); 3.10(a)
              315(b)                                                                            2.7(a)
              315(c)                                                                            3.9(a)
              315(d)                                                                            3.9(b)
              316(a)                                                                             2.6
              317(a)                                                                         3.8(h); 3.16
              317(b)                                                                             N/A
              318                                                                                N/A


--------

          *    This  Cross-Reference  Table  does not  constitute  part of the  Declaration  and shall not  affect the interpretation of any of its terms or provisions.


                                     FORM OF

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                          COMMERCE CAPITAL TRUST [___]

                        Dated as of [__________________]



         AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of [ ], by and among the Trustees (as defined herein), the Company (as defined herein) and the Holders (as defined herein), from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration;

         WHEREAS, the Trustees (or their predecessors) and the Company established Commerce Capital Trust [__] (the "Trust"), a trust created under the Delaware Statutory Trust Act pursuant to a Declaration of Trust dated as of [___________] (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on [_____________] for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust, investing the proceeds thereof in certain Debentures of the Company (each as hereinafter defined), and engaging in only those activities necessary, advisable or incidental thereto; and

         WHEREAS, all of the Trustees and the Company, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

         WHEREAS, all of the Trustees and the Company, by this Declaration, ratify the actions of each Trustee taken prior to the date hereof;

         NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act and that this Declaration constitute the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the Securities (as defined herein) representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration and, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I.
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1. Interpretation.

         Unless the context otherwise requires:

     (a) capitalized terms used in this Declaration but not defined in the preamble above or elsewhere herein have the respective meanings assigned to them in this Section 1.1;

     (b) a term defined anywhere in this Declaration has the same meaning throughout;

     (c) all references to "the Declaration" or "this Declaration" are to this Declaration and each Annex and Exhibit hereto, as modified, supplemented or amended from time to time;

     (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

     (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires;

     (f) a term defined in the Indenture (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or the context otherwise requires; and

     (g) a reference to the singular includes the plural and vice versa and a reference to any masculine form of a term includes the feminine form of such term, as applicable.

SECTION 1.2. Definitions.

The following terms have the following meanings:

         "Administrative Trustee" has the meaning set forth in Section 5.1.

         "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

         "Agent" means any Paying Agent, Registrar or Conversion Agent.

         "Authorized Officer" of a Person means any other Person that is authorized to legally bind such former Person.

         "Book-Entry Interest" means a beneficial interest in the Global Preferred Security registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

         "Business Day" has the meaning set forth in the Indenture.

         "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depository for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Preferred Security and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means _____________ ___, _____.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

         "Commission" means the United States Securities and Exchange Commission as from time to time constituted, or if at any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under applicable federal securities laws, then the body performing such duties at such time.

         "Common Securities" has the meaning specified in Section 7.1(a).

         "Common Securities Guarantee" means the guarantee, in favor of the Common Securities under the Guarantee Agreement, dated as of the Closing Date, between the Company and The Bank of New York, as guarantee trustee.

         "Common Securities Subscription Agreement" means the Common Securities Subscription Agreement, dated as of the Closing Date, between the Trust and Commerce Bancorp, Inc. relating to the Common Securities.

         "Company" means Commerce Bancorp, Inc., a New Jersey corporation, in its capacity as sponsor, or any successor entity resulting from any merger, consolidation, amalgamation or replacement by or conveyance, transfer or lease of its properties as an entirety or substantially as an entirety, in its capacity as sponsor of the Trust.

         "Company Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, director, employee or agent of the Trust or its Affiliates.

         "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust Administration.

         "Conversion Agent" has the meaning specified in Section 7.4.

         "Covered  Person"  means:  (a)  any  officer,  director,   shareholder,
partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

         "Debentures" means the [____]% Junior Subordinated Deferrable Interest Debentures due [____], of the Company issued pursuant to the Indenture.

         "Definitive Preferred Securities" has the meaning set forth in Section 7.3(c).

         "Delaware Trustee" has the meaning set forth in Section 5.1(b).

         "Direct Action" has the meaning set forth in Section 3.8(e).

         "Distribution" means a distribution payable to Holders in accordance with Section 6.1.

         "DTC" means The Depository Trust Company, the initial Clearing Agency.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

         "Fiduciary Indemnified Person" has the meaning set forth in Section 10.4(b).

         "Fiscal Year" has the meaning set forth in Section 11.1.

         "Global  Preferred  Security"  has the  meaning  set  forth in  Section
7.3(a).

         "Holder" means a Person in whose name a Security or Successor Security is registered on the register maintained by or on behalf of the Registrar, such Person being a beneficial owner of the Trust within the meaning of the Statutory Trust Act.

         "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

         "Indenture" means the Indenture, dated as of [____], between the Company and the Indenture Trustee, as amended from time to time.

         "Indenture Event of Default" means an Event of Default (as defined in the Indenture) that has occurred and is continuing with respect to the Debentures.

         "Indenture Trustee" means The Bank of New York, a New York banking corporation, not in its individual capacity but solely as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Initial Optional Redemption Date" has the meaning set forth in Section 4(b) of Annex I hereto.

         "Investment Company" means an investment company as defined in the Investment Company Act.

         "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation, and the rules and regulations promulgated thereunder.

         "Investment Company Event" has the meaning set forth in Section 4(c) of Annex I hereto.

         "Issuer Order" shall mean a written order signed in the name of the Trust by an Administrative Trustee and delivered to the Property Trustee.

         "Legal Action" has the meaning set forth in Section 3.6(g).

         "Like Amount" has the meaning set forth in Section 3 of Annex I hereto.

         "List of Holders" has the meaning set forth in Section 2.2(a).

         "Majority in Liquidation Amount" means, with respect to the Trust Securities, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, excluding the Trust and the Company and any Affiliate thereof, who are the record owners of more than 50% of the aggregate liquidation amount (including the amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to but excluding the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Officers' Certificate" means, when delivered by the Trust, a certificate signed by a majority of the Administrative Trustees and, when delivered by the Company, a certificate signed by any two of the Chairman, a Vice Chairman, the Chief Executive Officer, the President, a Vice President, the Chief Financial Officer, the Treasurer, the Chief Accounting Officer, the Secretary or an Assistant Secretary of the Company. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include, where applicable:

                  (a) a statement that each officer signing the Officers' Certificate has read the covenants or conditions and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                  (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of each such officer, such condition or covenant has been complied with.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Company, and who shall be reasonably acceptable to the Property Trustee.

         "Participants" has the meaning specified in Section 7.3(b).

         "Paying Agent" has the meaning specified in Section 7.4.

         "Payment Amount" has the meaning specified in Section 6.1.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Preferred Securities" has the meaning specified in Section 7.1(a).

         "Preferred Securities Guarantee" means the guarantee in favor of Preferred Securities under the Guarantee Agreement, dated as of the Closing Date, entered into by Commerce Bancorp, Inc. and The Bank of New York, as guarantee trustee.

         "Preferred Security Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Preferred Security Certificate" has the meaning set forth in Section 9.4.

         "Property Trustee" has the meaning set forth in Section 5.3(a).

         "Property Trustee Account" has the meaning set forth in Section 3.8(c)(i).

         "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

         "Redemption Price" has the meaning set forth in Section 4(a) of Annex I hereto.

         "Registrar" has the meaning set forth in Section 7.4.

         "Regular Record Date" means the date on which determination is made as to which Holders' Distributions are payable.

         "Regulatory Capital Event" has the meaning set forth in Section 4(c) of Annex I hereto.

         "Related Party" means, with respect to the Company, any direct or indirect wholly owned subsidiary of the Company or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Company.

         "Responsible Officer" means any officer within the Corporate Trust Office of the Property Trustee with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer of the Property Trustee to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Rule 3a-5" means Rule 3a-5 under the Investment Company Act, or any successor rule or regulation.

         "Securities" or "Trust Securities" means the Common Securities and the Preferred Securities.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Securities Guarantees" means the Common Securities Guarantee and the Preferred Securities Guarantee.

         "Special Event" has the meaning set forth in Section 4(c) of Annex I hereto.

         "Special Event Redemption Price" has the meaning set forth in Section 4(c) of Annex I hereto.

         "Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

         "Successor  Delaware  Trustee"  has the  meaning  set forth in  Section
5.6(c).

         "Successor Entity" has the meaning set forth in Section 3.15(b)(i).

         "Successor Property Trustee" has the meaning set forth in Section 3.8(f)(ii).

         "Successor Securities" has the meaning set forth in Section 3.15(b)(i).

         "Super Majority" has the meaning set forth in Section 2.6(a) (ii).

         "Tax Event" has the meaning set forth in Section 4(c) of Annex I hereto.

         "10% in Liquidation Amount" means, with respect to the Trust Securities, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, excluding the Trust and the Company and any Affiliate thereof, who are the record owners of 10% or more of the aggregate liquidation amount (including the amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury Department, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Trust Enforcement Event" means, with respect to the Securities, an event of default under this Declaration, which occurs upon the happening of an Indenture Event of Default.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

         "Trust Property" means (a) the Debentures, (b) any cash on deposit in or owing to the Property Trustee Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to this Declaration.

         "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue as a trustee of the Trust in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

         ["Underwriting Agreement" means the underwriting agreement, dated [____], between the Company, the Trust and the Underwriters with respect to the initial offering of the Preferred Securities.]

                                  ARTICLE II.
                               TRUST INDENTURE ACT

SECTION 2.1. Trust Indenture Act; Application.

         (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration in order for this Declaration to be qualified under the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions.

         (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

         (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

         (d) The application of the Trust Indenture Act to this Declaration shall not affect the Trust's classification as a grantor trust for United States federal income tax purpose and shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2. Lists of Holders of Securities.

         (a) Each of the Company and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee, unless the Property Trustee is Registrar for the Securities, (i) as of the Regular Record Date or other record date relating to the payment of any Distribution, at least 15 Business Days prior to the date for payment of such Distribution, except while the Preferred Securities are represented only by one or more Global Preferred Securities, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that, neither the Company nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time that the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Company and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

         (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3. Reports by the Property Trustee.

         Within 60 days after May 15 of each year (commencing with the year of the first anniversary of the issuance of the Preferred Securities) the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313(a) of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313(a) of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION 2.4. Periodic Reports to Property Trustee.

         (a) Each of the Company and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee and the Commission such documents, reports and information, if any, as are required by Section 314 of the Trust Indenture Act and shall provide to the Property Trustee the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

         (b) Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained herein, including the Trusts' compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 2.5. Evidence of Compliance with Conditions Precedent.

         Each of the Company and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

SECTION 2.6. Trust Enforcement Events; Waiver.

         (a) The  Holders  of a  Majority  in  Liquidation  Amount of  Preferred
Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Trust Enforcement Event in respect of the Preferred Securities and its consequences, provided however, if the underlying Indenture Event of Default:

               (i) is not waivable under the Indenture, the related Trust Enforcement Event under this Declaration shall also not be waivable; or

               (ii) requires  the consent or vote of greater  than a majority in aggregate principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the related Trust Enforcement Event under this Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

         The  foregoing  provisions  of this Section  2.6(a) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

         Upon such waiver, any such Trust Enforcement Event with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of a Trust Enforcement Event with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Trust Enforcement Event with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

         (b) The  Holders  of a  Majority  in  Liquidation  Amount of the Common
Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Trust Enforcement Event with respect to the Common Securities and its consequences, provided that, if the underlying Indenture Event of Default is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration as provided below in this Section 2.6(b), the Trust Enforcement Event under the Declaration shall also not be waivable. The Holders of Common Securities shall be deemed to have waived any such Trust Enforcement

Event with respect to the Common Securities and the consequences thereof until all Trust Enforcement Events with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until all Trust Enforcement Events in respect of the Preferred Securities shall have been so cured, waived or otherwise eliminated the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities.

         The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such
Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such Default shall cease to exist and any Trust Enforcement Event with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Common Securities or impair any right consequent thereon.

         (c) A waiver of an Indenture Event of Default by the Property Trustee, at the direction of the Holders of the Preferred Securities, constitutes a waiver of the Trust Enforcement Event under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7.      Default; Notice.

         (a) The Property Trustee shall, within 90 days after a Responsible Officer has actual knowledge of the occurrence of a Trust Enforcement Event with respect to the Securities, transmit by mail, first class postage prepaid, to the Holders, notice of such Trust Enforcement Events, unless such Trust Enforcement Event has been cured before the giving of such notice or previously waived; provided, however, that except in the case of a default arising from the nonpayment of principal of or interest (including Compounded Interest and Additional Sums (as such terms are defined in the Indenture), if any) on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders.

         (b) The Property Trustee shall not be deemed to have knowledge of any Trust Enforcement Event except:

               (i) an Indenture Event of Default under Sections 5.01(a) (other than the payment or nonpayment of Compounded Interest or Additional Sums) and 5.01(b) of the Indenture; or

               (ii) an  Indenture  Event of  Default  as to which  the  Property
                    Trustee shall have received written notice or of which a Responsible Officer charged with the administration of the Declaration shall have actual knowledge.

               (iii)Within ten  Business  Days after a  Responsible  Officer has actual knowledge of the occurrence of any Trust Enforcement Event, the Property Trustee shall transmit notice of such Trust Enforcement Event to the Holders of the Preferred Securities, the Administrative Trustees and the Company, unless such Trust Enforcement Event shall have been cured or waived. The Company and the Administrative Trustees shall file annually with the Property Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Declaration.

                                  ARTICLE III.
                                  ORGANIZATION

SECTION 3.1.      Name.

         The Trust is named Commerce Capital Trust [___] as such name may be modified from time to time by the Administrative Trustees following written notice to the Delaware Trustee, the Property Trustee and the Holders. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

SECTION 3.2.      Office.

         The address of the principal office of the Trust is c/o Commerce Bancorp, Inc., 1701 Route 70 East, Cherry Hill, New Jersey 08034 - 5400. On ten Business Days' prior written notice to the Delaware Trustee, the Property Trustee and the Holders of Securities, the Administrative Trustees may designate another principal office.

SECTION 3.3.      Purpose.

         The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities, (b) use the proceeds from the sale of the Securities to acquire the Debentures, and (c) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto, including without limitation, those activities specified in Sections 3.6, 3.8, 3.9, 3.10, 3.11 and/or 3.12. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4.      Authority.

         (a) Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by one or more of the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

         (b) Except as expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

         (c) Unless otherwise determined by the Administrative Trustees and except as otherwise required by the Statutory Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6.

         (d) Notwithstanding anything contained herein or elsewhere to the contrary, the Trust has power and authority and is hereby authorized and empowered, without the need for any further action on its part (i) to execute, deliver and perform its obligations under the [Underwriting Agreement, the Common Securities Subscription Agreement, the Debenture Subscription Agreement, and the] Securities and (ii)] to perform its obligations under this Declaration.

SECTION 3.5.      Title to Property of the Trust.

         Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6.      Powers and Duties of the Administrative Trustees.

         Subject to Section 5.5, the Administrative Trustees acting individually or together shall have the exclusive right, power, duty and authority, and are hereby authorized and directed, to cause the Trust to engage in the following activities:

         (a) to issue and sell the Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities; and, provided further, that there shall be no interests in the Trust other than the Securities;

         (b) in connection with the issue of the Preferred Securities, to:

               (i) execute and file with the Commission one or more registration statements on Form S-3 prepared by the Company, including any and all amendments thereto, pertaining to the Preferred Securities;

               (ii) execute and file any documents  prepared by the Company,  or take any acts as determined by the Company to be necessary in order to qualify or register all or part of the Preferred Securities in any State in which the Company has determined to qualify or register such Preferred Securities for sale;

               (iii)execute and file an  application,  prepared by the  Company, to the NYSE or any other national stock exchange or the NASDAQ Stock Market's National Market for listing or quotation upon notice of issuance of any Preferred Securities;

               (iv) execute  and  file  with  the   Commission  a   registration
                    statement on Form 8-A, including any amendments thereto, prepared by the Company, relating to the registration of the Preferred Securities under Section 12 of the Exchange Act;

               (v) execute and enter into one or more subscription or purchase agreements providing for the sale of the Common Securities and the purchase of the Debentures; and

               (vi) execute and deliver  letters,  documents or  instruments  to
                    DTC.

         (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders;

         (d) to give the Company and the Property Trustee prompt written notice of the occurrence of a Special Event;

         (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Securities as to such actions and applicable record dates;

         (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities set forth in Annex I hereto, and to execute and deliver Issuer Orders as described in Sections 7.6 and 7.9(a);

         (g) to the fullest extent permitted by law, to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to
Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

         (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

         (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

         (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

         (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

         (l) to act as, or appoint another Person to act as, Registrar, Paying Agent or Conversion Agent for the Securities;

         (m) to give prompt written notice to the Property Trustee and the Holders of any notice received from the Company of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

         (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders or to enable the Trust to effect the purposes for which the Trust was created;

         (o) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

               (i)  causing  the  Trust  not to be  deemed  to be an  Investment
                    Company required to be registered under the Investment Company Act;

               (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

               (iii)cooperating  with the Company to ensure that the  Debentures will be treated as indebtedness of the Company for United States federal income tax purposes, provided that such actions do not adversely affect the interests of Holders; and

         (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust.

         (q) to execute and deliver all documents, agreements, certificates and instruments, exercise all rights and powers, perform all duties and do all things for and on behalf of the Trust in all matters necessary, advisable or incidental to the foregoing or the transactions contemplated thereby. The Administrative Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in
Section 3.3.

         Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

         Any expenses incurred by the  Administrative  Trustees pursuant to this
Section 3.6 shall be reimbursed by the Company.

         The Administrative Trustees shall take all actions on behalf of the Trust that are not specifically required by this Declaration to be taken by any other Trustee.

SECTION 3.7.      Prohibition of Actions by the Trust and the Trustees.

         The Trust shall not, and the Trustees (including the Property Trustee and the Delaware Trustee) shall not, and the Administrative Trustees shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. Notwithstanding any provision in this Declaration to the contrary, the Trust shall not:

         (a) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Declaration and of the Securities;

         (b) acquire any assets other than as expressly provided herein;

         (c) possess Trust Property for other than a Trust purpose or execute any mortgage in respect of, or pledge, any Trust Property;

         (d) make any loans or incur any indebtedness other than loans represented by the Debentures;

         (e) possess any power or otherwise act in such a way as to vary the Trust Property or the terms of the Securities in any way whatsoever;

         (f) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

         (g) other than as provided in this Declaration or Annex I hereto, (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, or (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable; or

         (h) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of independent tax counsel experienced in such matters to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that the Trust will not be classified as a grantor trust for United States federal income tax purposes.

SECTION 3.8.      Powers and Duties of the Property Trustee.

         (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

         (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

         (c) The Property Trustee shall:

               (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments or cause the Paying Agent to make payments to the Holders from the Property Trustee
                    Account in accordance with Section 6.1; funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration; and the Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, is at least equal to the rating assigned to the Preferred Securities, unless the Preferred Securities are not rated, in which case the banking institution's long-term unsecured indebtedness shall be rated at least investment grade by a "nationally recognized statistical rating organization";

               (ii) engage in such ministerial  activities as shall be necessary or appropriate to effect the redemption of the Securities to the extent the Debentures are redeemed or mature; and

               (iii)upon   written   notice  of   distribution   issued  by  the
                    Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders upon the occurrence of certain events in accordance with the provisions of the Indenture.

         (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration and the Securities.

         (e) Subject to Section 3.9(a), the Property Trustee shall take any Legal Action which arises out of or in connection with a Trust Enforcement Event of which a Responsible Officer has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act; provided, however, that if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Company to pay the principal of or interest (including Compounded Interest and Additional Sums, if any) on the Debentures on the date such principal or interest (including Compounded Interest and Additional Sums, if any) or is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest (including Compounded Interest and

Additional Sums, if any) on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the Holders of the Common Securities will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Company to such Holder of Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         (f) The Property Trustee shall continue to serve as a Trustee until either:

               (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities and this Declaration; or

               (ii) a  successor  Property  Trustee has been  appointed  and has accepted that appointment in accordance with Section 5.6 (a "Successor Property Trustee").

         (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if a Trust Enforcement Event actually known to a Responsible Officer occurs and is continuing, the Property Trustee shall, for the benefit of Holders, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of this Declaration and the Securities.

         (h) The Property Trustee shall be authorized to undertake any actions set forth in Section 317(a) of the Trust Indenture Act.

         (i) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee while the Property Trustee is acting as Paying Agent.

         (j) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

                  Notwithstanding anything expressed or implied to the contrary in this Declaration or any Annex or Exhibit hereto, (i) the Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and (ii) the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

         (k) If the Property Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Property Trustee or to such Holder, then and in every such case the Company, the Property Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Property Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 3.9.      Certain Duties and Responsibilities of the Property Trustee.

         (a) If a Trust Enforcement Event has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) prior to the occurrence of a Trust Enforcement Event of which the Property Trustee has knowledge as provided in
                    Section 2.7(b), and after the curing or waiving of all such Trust Enforcement Events that may have occurred:

                    (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and in the Securities and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the Securities, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                    (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not on their face they conform to the requirements of this Declaration;

               (ii) the Property Trustee shall not be personally  liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

               (iii)the Property  Trustee  shall not be  personally  liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

               (iv) no provision of this Declaration  shall require the Property
                    Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers;

               (v)  the  Property  Trustee's  sole  duty  with  respect  to  the custody, safekeeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

               (vi) the  Property   Trustee  shall  have  no  duty  or  personal
                    liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

               (vii)the Property Trustee shall not be personally  liable for any interest on any money received by it except as it may otherwise agree in writing with the Company. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to
                    Section 3.8(c)(i) and except to the extent otherwise required by law;

               (viii)  the  Property   Trustee  shall  not  be  responsible  for
                    monitoring the compliance by the Administrative Trustees or the Company with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Company;

               (ix) in the event that the  Property  Trustee is unable to decide between alternative courses of action permitted or required under this Declaration or any other document, or is unsure as to the application of any provision of this Declaration or any other document, or any such provision may be ambiguous as to its application or in conflict with any other applicable provision, permits any determination by the Property Trustee, or is silent or incomplete as to the course of action that the Property Trustee is required to take with respect to a particular set of facts, the Property Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Company and/or to the Holders requesting instruction from any of them, and to the extent that the Property Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Property Trustee shall not be personally liable, on account of such action or inaction, to any Person, and if the Property Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking action, and shall have no personal liability to any Person for such action or inaction; and

               (x) without prejudice to any other rights available to the Property Trustee under applicable law, when the Property Trustee incurs expenses or renders services in connection with a bankruptcy event involving any obligor on the Securities or the Debentures, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally.

SECTION 3.10.     Certain Rights of Property Trustee.

               (a)  Subject to the provisions of Section 3.9:

                    (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the appropriate Person;

                    (ii) any   direction   or  act  of   the   Company   or  the
                         Administrative Trustees contemplated by this Declaration may be sufficiently evidenced by an Officers' Certificate;

                    (iii)whenever  in the  administration  of this  Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Company or the Administrative Trustees;

                    (iv) the Property  Trustee  shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                    (v) the Property Trustee may consult with counsel or other experts of its selection, and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion; such counsel may be counsel to the Company or any of its Affiliates, and may include any of its employees; and the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                    (vi) the Property  Trustee  shall be under no  obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided, however, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Indenture Event of Default (of which, other than in the case of Events of Default under Sections 5.01(a) and 5.01(b) of the Indenture, which the Property Trustee is deemed to have knowledge of as provided in Section 2.7(b) hereof, a Responsible Officer of the Property Trustee has actual knowledge), of its obligation to exercise the rights and powers vested in it by this Declaration;

                    (vii)the  Property  Trustee  shall  not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

                    (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, custodian, nominee or attorney appointed with due care by it hereunder;

                    (ix) any action taken by the Property  Trustee or its agents hereunder shall bind the Trust and the Holders, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                    (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions;

                    (xi) except  as   otherwise   expressly   provided  by  this
                         Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

                    (xii)the Property  Trustee  shall not be  personally  liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence or willful misconduct, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration;

                    (xiii) the  Property  Trustee  may  request  that the  Trust deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Declaration, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

                    (xiv)the rights,  privileges,  protections,  immunities  and benefits given to the Property Trustee, including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, the Property Trustee in each of its capacities hereunder, and to each agent, custodian or other Person employed to act hereunder.

         (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11.     Delaware Trustee.

         Notwithstanding  any other  provision  of this  Declaration  other than
Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Trustees described in this Declaration (except as required under the Statutory Trust Act). Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Statutory Trust Act. In the event the Delaware Trustee shall at any time be required to take any action or perform any duty hereunder, the Delaware Trustee shall be entitled to the benefits of
Section 3.9(b)(ii) to (viii), inclusive, and Section 3.10. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

SECTION 3.12.     Execution of Documents.

         Unless otherwise required by applicable law, each Administrative Trustee, individually, is authorized to execute and deliver on behalf of the Trust any documents, agreements, instruments or certificates that the Administrative Trustees have the power and authority to execute pursuant to
Section 3.6.

SECTION 3.13.     Not Responsible for Recitals or Issuance of Securities.

         The recitals contained in this Declaration and the Securities shall be taken as the statements of the Company, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the Trust Property or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.14.     Duration of Trust.

         The Trust,  unless  earlier  dissolved  pursuant to the  provisions  of
Article VIII hereof, shall dissolve on [____].

SECTION 3.15.     Mergers.

         (a) The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, except as described in
Section 3.15(b) and (c) and except with respect to the distribution of Debentures to Holders pursuant to Section 8.1(a)(iii) of this Declaration or
Section 3 of Annex 1.

         (b) The Trust may, at the request of the Company, with the consent of at least two of the Administrative Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee, merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided that:

          (i) if the Trust is not the successor entity, such successor entity (the "Successor Entity") either:

               (A) expressly assumes all of the obligations of the Trust under the Securities; or

               (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise;

          (ii) if the Trust is not the successor entity, the Company expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee with respect to the Debentures;

          (iii)the Successor Securities (excluding any securities substituted for the Common Securities) are listed, quoted or included for trading, or any Successor Securities will be listed, quoted or included for trading upon notification of issuance, on any national securities exchange or with any other organization on which the Preferred Securities are then listed, quoted or included;

          (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) or the Debentures to be downgraded by any nationally recognized statistical rating organization that publishes a rating on the Preferred Securities or the Debentures;

          (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of the interests of such Holders or holders, as the case may be, in the Successor Entity);

          (vi) the Successor Entity has a purpose identical in all material respects to that of the Trust;

          (vii)prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Company has received an opinion of independent counsel to the Trust experienced in such matters to the effect that:

               (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of the interests of such Holders or holders, as the case may be, in the Successor Entity);

               (B) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

               (C) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;

          (viii) if the Trust is not the Successor Entity, the Company or any permitted successor or assignee of the Company owns all of the common securities of the Successor Entity and guarantees the obligations of the Successor Entity under the Successor Securities at least to the extent provided by the Securities Guarantees;

          (ix) the Successor Entity expressly assumes all of the obligations of the Trust; and

          (x) there shall have been furnished to the Property Trustee an Officers' Certificate and an Opinion of Counsel, each to the effect that all conditions precedent in this Declaration to such transaction have been satisfied.

         (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust for United States federal income tax purposes.

SECTION 3.16.     Property Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities are then due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee has made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise to:

         (a) file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities (or, if the Securities are original issue discount securities, such portion of the liquidation amount as may be specified in the terms of such securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

         (b) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee consents to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

         Nothing contained herein shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt, on behalf of any Holder, any plan of reorganization, arrangement, adjustment or compensation affecting the Securities or the rights of any Holder or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

                                  ARTICLE IV.
                                     SPONSOR

SECTION 4.1.      Company's Purchase of Common Securities.

         At the Closing Date the Company will purchase all of the Common Securities then issued by the Trust, in an amount equal to at least 3% of the total capital of the Trust, at the same time as the Preferred Securities are issued and sold.

SECTION 4.2.      Responsibilities of the Company.

         In connection with the issue and sale of the Preferred Securities, the Company shall have the exclusive right and responsibility to engage in, or direct the Administrative Trustees to engage in, the following activities:

         (a) to prepare for filing by the Trust with the Commission one or more registration statements on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

         (b) to determine the states in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Company deems necessary or advisable in order to comply with the applicable laws of any such states;

         (c) if so determined by the Company, to prepare for filing by the Trust an application to the NYSE or any other national stock exchange or the NASDAQ National Market for listing or quotation upon notice of issuance of the Preferred Securities;

         (d) if so determined by the Company, to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12 of the Exchange Act, including any amendments thereto;

         (e) to prepare any registration statements or reports required to be filed or submitted with the Commission with respect to the Securities pursuant to the Exchange Act, unless performed by the Administrative Trustees; and

         (f) to negotiate the terms of and execute and deliver the Underwriting Agreement or other distribution agreement providing for the issuance of the Preferred Securities, if applicable.

SECTION 4.3.      Right to Proceed.

         The Company acknowledges the rights of the Holders of Preferred Securities, in the event that a failure of the Trust to pay Distributions on the Preferred Securities is attributable to the failure of the Company to pay the principal of or interest on the Debentures, to institute a proceeding directly against the Company for enforcement of its payment obligations in respect of the Debentures.

SECTION 4.4.      Right to Dissolve Trust.

         The Company will have the right at any time to dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as required by applicable law, to cause the Debentures to be distributed to the Holders in liquidation of the Trust. Such right is subject to the Company's having received
(i) an Opinion of Counsel to the effect that such distribution will not cause the Holders of Preferred Securities to recognize gain or loss for United States federal income tax purposes solely as a result of such distribution and (ii) all required regulatory approvals.




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

                                   ARTICLE V.
                                    TRUSTEES

SECTION 5.1.      Number of Trustees; Appointment of Co-Trustee.

         The number of Trustees initially shall be five (5), and:

         (a) at any time before the issuance of any Securities, the Company may, by written instrument, increase or decrease the number of Trustees; and

         (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent in lieu of such meeting; provided, however, that, the number of Trustees shall in no event be less than five (5); provided further that (1) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee"); (2) there shall be at least three Trustees who are employees or officers of, or who are affiliated with, the Company (each an "Administrative Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements. Notwithstanding the above, unless a Trust Enforcement Event shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Holders of a Majority in Liquidation Amount of the Common Securities acting by written consent or as a class at a meeting of the Holders of the Common Securities, and the Administrative Trustees shall have power to appoint one or more Persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of the Trust Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of this Declaration. In case a Trust Enforcement Event has occurred and is continuing, the Property Trustee alone shall have power to make any such appointment of a co-trustee.

SECTION 5.2.      Delaware Trustee.

         For so long as required by the Statutory Trust Act, the Delaware Trustee shall be:

         (a) a natural person who is a resident of the State of Delaware; or

         (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided, however, that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

         The initial Delaware Trustee shall be:

         The Bank of New York (Delaware)
         110 White Clay Center, Route 273
         Newark, Delaware  19711
         Attention: Corporate Trust Administration
         Facsimile: 302.283.8279
         Telephone:  302.283.8079


SECTION 5.3.      Property Trustee; Eligibility.

         (a) There shall at all times be one Trustee (the "Property Trustee") which shall act as Property Trustee and which shall:

          (i)  not be an Affiliate of the Company; and

          (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an indenture trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(d).

         (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 330(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

         (d)  The  Preferred   Securities   Guarantee  shall  be  deemed  to  be
specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310 (b) of the Trust Indenture Act.

         (e) The initial Property Trustee shall be:

                           The Bank of New York
                           101 Barclay Street, Floor 21 West

                           New York, New York  10286
                           Telephone:  212.896.7198
                           Facsimile:  212.896.7299


SECTION 5.4. Certain Qualifications of Administrative Trustees and Delaware Trustee Generally.

         Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5.      Administrative Trustees.

         The initial Administrative Trustees shall be:

         Douglas J. Pauls
         C. Edward Jordan, Jr.
         Joseph J. Manion, Jr.
         c/o Commerce Bancorp, Inc.
         1701 Route 70 East
         Cherry Hill, New Jersey  08034 - 5400
         Telephone: 856.751.9000
         Facsimile: 856.751.1147

         (a) Except as otherwise expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

         (b) Unless otherwise required by the Statutory Trust Act or other applicable law, any Administrative Trustee acting alone is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6.

         (c) An Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative Trustees have power and authority to cause the Trust to execute pursuant to
Section 3.6.

SECTION 5.6.      Appointment, Removal and Resignation of Trustees.

         (a) Subject to Section 5.6(b) hereof and to Section 6(b) of Annex I hereto,

         Trustees may be appointed or removed without cause at any time:

          (i) until the issuance of any Securities, by written instrument executed by the Company;

          (ii) unless a Trust Enforcement Event shall have occurred and be continuing after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent in lieu of such meeting; and

          (iii)if a Trust Enforcement Event shall have occurred and be continuing after the issuance of the Securities, with respect to the Property Trustee or the Delaware Trustee, by vote of Holders of a Majority in Liquidation Amount of the Preferred Securities voting as a class at a meeting of Holders of the Preferred Securities or by written consent in lieu of such meeting, and with respect to the Administrative Trustees, in the manner set forth in Section 5.6(a)(ii) hereof.

         (b) The  Property  Trustee  shall not be  removed  in  accordance  with
Section 5.6(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 5.3(a) (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the removed Property Trustee, the Administrative Trustees and the Company; and

         (c) The Delaware  Trustee shall not be removed in accordance  with this
Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the removed Delaware Trustee, the Property Trustee (if the removed Delaware Trustee is not also the Property Trustee), the Administrative Trustees and the Company.

         (d) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the other Trustees, the Company and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

          (i)  No such resignation of the Property Trustee shall be effective:

               (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Company, the Delaware Trustee (if the resigning Property Trustee is not also the Delaware Trustee) and the resigning Property Trustee; or

               (B)  until  the  assets  of  the  Trust   have  been   completely
                    liquidated and the proceeds thereof distributed to the Holders; and

          (ii) no such resignation of the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Property Trustee (if the resigning Delaware Trustee is not also the Property Trustee), the Company and the resigning Delaware Trustee.

         (e) The Holders of the Common Securities or, if a Trust Enforcement Event shall have occurred and be continuing after the issuance of the Securities, the Holders of the Preferred Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

         (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.6 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper to prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (h) At the time of resignation or removal of the Property Trustee or the Delaware Trustee, the Company shall pay to such Trustee any amounts that may be owed to such Trustee pursuant to Section 10.4.

         (i) If required by Delaware law, any successor Delaware Trustee shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware identifying the name and principal place of business of such Successor Delaware Trustee in the State of Delaware.

SECTION 5.7.      Vacancies Among Trustees.

         If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.l, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

SECTION 5.8.      Effect of Vacancies.

         The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, liquidate or annul the Trust or to terminate this Declaration. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the
Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

SECTION 5.9.      Meetings.

         Meetings of the Administrative Trustees may be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the

Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that, a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

SECTION 5.10.     Delegation of Power.

         (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing.

         (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration.

SECTION 5.11.     Merger, Conversion, Consolidation or Succession to Business.

         Any Person into which the Property Trustee or the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such Person shall be otherwise qualified and eligible under this Article and provided further that such Person shall file an amendment to the Certificate of Trust with the Delaware Secretary of State as contemplated in Section 5.6(i).

                                  ARTICLE VI.
                                  DISTRIBUTIONS

SECTION 6.1.      Distributions.

         Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. If and to the extent that the Company makes a payment of interest (including Compounded Interest and Additional Sums), premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are legally available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders in accordance with the terms of the Securities.

                                  ARTICLE VII.
                             ISSUANCE OF SECURITIES

SECTION 7.1.      General Provisions Regarding Securities.

(a) The Administrative Trustees shall, on behalf of the Trust, issue one class of capital securities representing undivided preferred beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Preferred Securities") and one class of common securities representing undivided common beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

(b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

(c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued and, subject to the terms of this Declaration, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and entitled to the benefits of this Declaration, and the Holders thereof shall be entitled to the benefits of this Declaration.

(d) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

SECTION 7.2.      Execution and Authentication.

         (a) The Securities shall be signed on behalf of the Trust by an Administrative Trustee. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the Person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of this Declaration any such person was not an Administrative Trustee.

         (b) One Administrative Trustee shall sign the Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by an Administrative Trustee on behalf of the Trust, an Administrative Trustee shall sign the Common Securities for the Trust by manual signature.

         (c) A Preferred Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration. A Common Security shall be valid upon execution by an Administrative Trustee without any act of the Property Trustee.

         (d) Upon receipt of an Issuer Order to do so, the Property Trustee shall authenticate the Preferred Securities for original issue. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in Annex I hereto except as provided in Section 7.6.

         (e) The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights and protections as the Property Trustee hereunder with respect to the Company or an Affiliate.

SECTION 7.3.      Form and Dating.

         The Preferred Securities shall be evidenced by one or more certificates substantially in the form of Exhibit A-1, and the Common Securities shall be evidenced by one or more certificates substantially in the form of Exhibit A-2. The Property Trustee's certificate of authentication shall be substantially in the form set forth in Exhibit A-1. Certificates representing the Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to an Administrative Trustee, as evidenced by the execution thereof. The Securities may have letters, "CUSIP" or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage, provided that, any such notation, legend or endorsement is in a form acceptable to the Administrative Trustees, as evidenced by their execution thereof. The Trust at the direction of the Company, shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Preferred Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and, to the extent applicable, the Property Trustee and the Company, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

         (a) Unless otherwise specified in the terms of the Preferred Securities set forth in Annex I, the Preferred Securities Certificates, on original issuance, will be executed and issued by the Trust and authenticated by the Property Trustee in the form of one or more, fully-registered, global Preferred Security certificates (each a "Global Preferred Security"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust or which shall be deposited on behalf of the purchasers of the Preferred Securities represented thereby with the Property Trustee, at its Corporate Trust Office, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Preferred Securities represented by the Global Preferred Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Clearing Agency or its nominee as hereinafter provided. Such Global Preferred Securities shall initially be registered on the books and records of the Trust in the name of DTC or its nominee, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security certificate representing such Preferred Security Beneficial Owner's interests in such Global Preferred Securities, except as provided in Section 7.9.

         (b) This Section 7.3(b) shall apply only to the global Preferred Security and such other Preferred Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Clearing Agency. An
Administrative Trustee shall execute and the Property Trustee shall, in accordance with this Section 7.3, authenticate and make available for delivery initially a single global Preferred Security that (i) shall be registered in the name of Cede & Co. or other nominee of the Clearing Agency, and (ii) shall be delivered by the Property Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or, if no such written instructions are received by the Property Trustee, held by the Property Trustee as custodian for the Clearing Agency. Members of, or participants in, the Clearing Agency ("Participants") shall have no rights under this Declaration with respect to the Global Preferred Security held on their behalf by the Clearing Agency or by the Property Trustee as the custodian of the Clearing Agency or under such Global Preferred Security, and the Clearing Agency may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Global Preferred Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a Book-Entry Interest.

         (c) Except as provided in Section 7.9 or 9.2(f)(i), owners of Book-Entry Interests will not be entitled to receive physical delivery of certificated Preferred Securities ("Definitive Preferred Securities").

SECTION 7.4.      Registrar, Paying Agent and Conversion Agent.

         In the event the Preferred Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, The City of New York (i) an office or agency where Preferred Securities may be presented for registration of transfer or exchange ("Registrar"), and (ii) an office or agency where Preferred Securities may be presented for payment ("Paying Agent"). In addition, if the Preferred Securities are convertible into capital stock of the Company, the Trust shall maintain in the Borough of Manhattan, City of New York an office or agency where Preferred Securities may be exchanged for such capital stock. The Registrar shall keep a register of the Preferred Securities and of their transfer. The Trust may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more additional registrars, one or more additional Paying Agents and one or more additional conversion agents in such other locations as it shall determine. The term "Registrar" includes any additional registrar, the term "Paying Agent" includes any additional Paying Agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent, Registrar or Conversion Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee, the Administrative Trustees and the Company. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar, or Conversion Agent.

         The Administrative Trustees shall act as Paying Agent and Registrar for the Common Securities. The Trust initially appoints the Property Trustee as Registrar, Paying Agent and Conversion Agent for the Preferred Securities.

SECTION 7.5.      Paying Agent to Hold Money in Trust.

         The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of liquidation amounts or Distributions, and will notify the Property Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Company or an Affiliate of the Trust or the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.6.      Replacement Securities.

         If a Holder claims that a Security owned by it has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Preferred Securities to the Property Trustee, an Administrative Trustee shall execute and the Property Trustee shall, upon receipt of an Issuer Order to do so, authenticate and make available for delivery a replacement Security if the Property Trustee's requirements are met. An indemnity bond must be provided by the Holder which, in the judgment of the Property Trustee, is sufficient to protect the Trustees, the Company, the Trust or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.

SECTION 7.7.      Outstanding Preferred Securities.

         The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

         If a Preferred  Security is  replaced,  paid or  purchased  pursuant to
Section 7.6 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Preferred Security is held by a bona fide purchaser.

         If Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and Distributions on them shall cease to accumulate.

         A Preferred Security does not cease to be outstanding because one of the Trust, the Company or an Affiliate of the Company holds the Security.

SECTION 7.8.      Preferred Securities in Treasury.

         In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Company or an Affiliate of the Company, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which the Property Trustee actually knows are so owned shall be so disregarded.

SECTION 7.9.      Temporary Securities; Global Security.

         (a) Until Definitive Preferred Securities are ready for delivery, the Trust may prepare and, in the case of the Preferred Securities, the Property Trustee shall, upon receipt of an Issuer Order to do so, authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Preferred Securities but may have blanks or variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Preferred Securities, the Property Trustee shall, upon receipt of an Issuer Order to do so, authenticate Definitive Preferred Securities in exchange for temporary Securities.

         (b) The Global Preferred Security deposited with the Clearing Agency or with the Property Trustee as custodian for the Clearing Agency pursuant to
Section 7.3 shall be transferred to the beneficial owners thereof in the form of Definitive Preferred Securities only if such transfer complies with Section 9.2 or (i) the Clearing Agency notifies the Company that it is unwilling or unable to continue as Clearing Agency for such Global Preferred Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act, and, in each case, a clearing agency is not appointed by the Company within 90 days of receipt of such notice or of becoming aware of such condition, (ii) a Default or an Event of Default has occurred and is continuing, or (iii) the Trust at its sole discretion elects to cause the issuance of Definitive Preferred Securities.

         (c) Any Global Preferred Security that is transferable to the beneficial owners thereof shall be issuable in definitive, fully registered form (a "Definitive Preferred Security"). To effect such transfer pursuant to this
Section 7.9, such Global Preferred Security shall be surrendered by the Clearing Agency to the Property Trustee to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Preferred Security, an equal aggregate liquidation amount of Preferred
Securities of authorized denominations in the form of Definitive Preferred Securities. Any portion of the Global Preferred Security transferred pursuant to this Section shall be registered in such names as the Clearing Agency shall direct.

         (d) Subject to the provisions of Section 7.9(c), the Holder of the Global Preferred Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which such Holder is entitled to take under this Declaration or the Securities.

         (e) In the event of the  occurrence  of any of the events  specified in
Section 7.9(b), the Trust will promptly make available to the Property Trustee a reasonable supply of certificated Preferred Securities in fully registered form without distribution coupons.

SECTION 7.10.     Cancellation.

         The Trust at any time may deliver Preferred Securities to the Property Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Property Trustee any Preferred Securities surrendered to them for registration of transfer, redemption, exchange or payment. The Property Trustee shall promptly cancel all Preferred Securities surrendered for registration of transfer, redemption, exchange, payment, replacement or cancellation and shall dispose of canceled Preferred Securities in accordance with its customary procedures unless the Trust otherwise directs. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any Holder has exchanged.

SECTION 7.11.     CUSIP Numbers.

         The Trust in issuing the Preferred Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Preferred Securities; provided that, any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Preferred Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Preferred Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Property Trustee of any change in the CUSIP numbers.

                                 ARTICLE VIII.
                              DISSOLUTION OF TRUST

SECTION 8.1.      Dissolution of Trust.

         (a) The Trust shall automatically dissolve:

          (i) upon the bankruptcy (or receivership), dissolution or liquidation of the Company;

          (ii) upon the filing of a certificate of dissolution or liquidation or its equivalent with respect to the Company; or the revocation of the Company's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

          (iii)following the distribution of a Like Amount of the Debentures to the Holders, provided that, the Property Trustee has received written notice from the Company directing the Property Trustee to dissolve the Trust (which direction is optional, and except as otherwise expressly provided below, within the discretion of the Company), and provided, further, that such direction and such distribution is conditioned on (a) the receipt by the Company of any and all required regulatory approvals, and (b) the Company's receipt and delivery to the Administrative Trustees of an opinion of independent tax counsel experienced in such matters, which opinion may rely on public or private rulings of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any gain or loss for United States federal income tax purposes solely as a result of the dissolution of the Trust and the distribution of Debentures;

          (iv) upon the entry of a decree of judicial dissolution of the Trust by a court of competent jurisdiction;

          (v) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

          (vi) if the Preferred Securities are convertible, when all of the Preferred Securities shall have been converted into shares of Common Stock of the Company;

          (vii)upon the redemption or repayment of the Debentures or at such time as no Debentures are outstanding; or

          (viii) upon  the  expiration  of the  term of the  Trust  provided  in
               Section 3.14.

         (b) As soon as is practicable upon completion of winding up of the Trust following the occurrence of an event referred to in Section 8.1(a) and the satisfaction of creditors of the Trust in accordance with applicable law, the Administrative Trustees shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with the Statutory Trust Act.

         (c) The provisions of Section 3.9 and Article X shall survive the dissolution and termination of the Trust.

ARTICLE IX.
                              TRANSFER OF INTERESTS

SECTION 9.1.      Transfer of Securities.

         (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in accordance with the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

         (b) For so long as the Preferred Securities remain outstanding, the Company shall covenant:

          (i) to maintain, directly or indirectly, 100% ownership of the Common Securities; provided, however, that any permitted successor of the Company (in its capacity as issuer of the Debentures) under the Indenture may succeed to the Company's ownership of such Common Securities;

          (ii) to use its reasonable best efforts to cause the Trust to (a) remain a statutory trust, except in connection with the distribution of the Debentures to the Holders in liquidation of the Trust, the redemption of all of the Securities, or certain mergers, consolidations, conversions or amalgamations, each as permitted by this Declaration, (b) not to voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by this Declaration and (c) otherwise continue to be classified as a grantor trust for United States federal income tax purposes;

          (iii)to use its commercially reasonable efforts to ensure that the Trust will not be an Investment Company required to be registered under the Investment Company Act;

          (iv) not to take any action that would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes; and

          (v) to use its reasonable best efforts to cause each Holder to be treated as owning an undivided beneficial interest in the assets of the Trust.

         (c) The Trust shall cause to be kept at the Corporate Trust Office the books and records which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Preferred Securities and of the transfer of Preferred Securities, which will be effected without charge but only upon payment in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Preferred Securities, an Administrative Trustee shall cause one or more new Preferred Securities to be issued in the name of the designated transferee or transferees. If so required by the Property Trustee, every Preferred Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Preferred Security surrendered for registration of transfer shall be delivered to the Registrar and canceled in accordance with Section 7.10. A transferee of a Preferred Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Preferred Security. By acceptance of a Preferred Security or any interest therein, each transferee shall be deemed to have agreed to be bound by this Declaration.

         (d) If the Preferred Securities are to be redeemed in part, neither the Administrative Trustees nor the Trust shall be required to register the transfer of or exchange any Preferred Securities:

          (i) during a period beginning on the opening of business 15 days before the day of the mailing of a notice of redemption of Preferred Securities in accordance with applicable redemption procedures governing the Preferred Securities or any notice of selection of Preferred Securities for redemption; or

          (ii) so selected for redemption, except the unredeemed portion of any such Preferred Securities being redeemed in part.

SECTION 9.2.      Transfer Procedures and Restrictions.

         (a) Transfer and Exchange of Definitive Preferred Securities. When Definitive Preferred Securities are presented to the Registrar or co-registrar:

          (i)  to register the transfer of such Definitive Preferred Securities;
               or

          (ii) to exchange such Definitive Preferred Securities which became mutilated, destroyed, defaced, stolen or lost, for an equal number of Definitive Preferred Securities;

the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Preferred Securities surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         (b) Restrictions on Transfer of a Definitive Preferred Security for a Book-Entry Interest. A Definitive Preferred Security may not be exchanged for a Book-Entry Interest except upon satisfaction of the requirements set forth below. Upon receipt by the Property Trustee of a Definitive Preferred Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Property Trustee, together with written instructions directing the Property Trustee to make, or to direct the Clearing Agency to make, an adjustment on its books and records with respect to the Global Preferred Security to reflect an increase in the number of the Preferred Securities represented by such Global Preferred Security, then the Property Trustee shall cancel such Definitive Preferred Security and cause, or direct the Clearing Agency to cause, the aggregate number of Preferred Securities represented by the Global Preferred Security to be increased accordingly. If the

Global Preferred Security is not then outstanding, an Administrative Trustee on behalf of the Trust shall issue and the Property Trustee shall authenticate, upon written order of any Administrative Trustee, a new Global Preferred Security representing an appropriate number of Preferred Securities.

         (c) Transfer and Exchange of the Global Preferred Security.  Subject to
Section 9.2(f), the transfer and exchange of the Global Preferred Security or Book-Entry Interests therein shall be effected through the Clearing Agency in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Clearing Agency therefor.

         (d) Transfer of a Book-Entry Interest for a Definitive Preferred Security.

          (i) Any Person having a Book-Entry Interest may upon request, but only upon 20 days prior notice to the Property Trustee, and if accompanied by the information specified below, exchange such Book-Entry Interest for a Definitive Preferred Security representing the same number of Preferred Securities. Upon receipt by the Property Trustee from the Clearing Agency or its nominee on behalf of any Person having a Book-Entry Interest of written instructions or such other form of instructions as is customary for the Clearing Agency and certification(s) from the transferor in a form substantially similar to that attached hereto as the form of "Assignment" in Exhibit A-1, which may be submitted by facsimile, then the Property Trustee will cause the aggregate number of Preferred Securities represented by the Global Preferred Security to be reduced on its books and records and, following such reduction, the Trust will execute and the Property Trustee will authenticate and make available for delivery to the transferee a Definitive Preferred Security.

          (ii) Definitive Preferred Securities issued in exchange for a Book-Entry Interest pursuant to this Section 9.2(d) shall be registered in such names and in such authorized denominations as the Clearing Agency, pursuant to instructions from its Clearing Agency Participants or indirect participants or otherwise, shall instruct the Property Trustee in writing. The Property Trustee shall deliver such Preferred Securities to the Persons in whose names such Preferred Securities are so registered in accordance with such instructions of the Clearing Agency.

         (e) Notwithstanding any other provisions of this Declaration (other than the provisions set forth in subsection (f) of this Section 9.2), the Global Preferred Security may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

         (f) If at any time:

          (i)  a Default or an Event of Default has occurred and is continuing,

          (ii) the Trust, in its sole discretion, notifies the Property Trustee in writing that it elects to cause the issuance of Definitive Preferred Securities under this Declaration, or

          (iii)the Clearing Agency notifies the Company that it is unwilling or unable to continue as Clearing Agency for such Global Preferred Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act.

         In each case, a clearing agency is not appointed by the Company within 90 days of receipt of such notice or of becoming aware of such condition, then an Administrative Trustee on behalf of the Trust will execute, and the Property Trustee, upon receipt of a written order of the Trust signed by one Administrative Trustee requesting the authentication and delivery of Definitive Preferred Securities to the Persons designated by the Trust, will authenticate and make available for delivery Definitive Preferred Securities, equal in number to the number of Preferred Securities represented by the Global Preferred Security, in exchange for such Global Preferred Security.

         (g) At such time as all Book-Entry Interests have either been exchanged for Definitive Preferred Securities to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Preferred Security shall be returned to the Clearing Agency for cancellation or retained and canceled by the Property Trustee. At any time prior to such cancellation, if any Book-Entry Interest is exchanged for Definitive Preferred Securities, Preferred Securities represented by such Global Preferred Security shall be reduced and an adjustment shall be made on the books and records of the Property Trustee and the Clearing Agency or its nominee to reflect such reduction.

         (h) Obligations with Respect to Transfers and Exchanges of Preferred Securities.

          (i) To permit registrations of transfers and exchanges, the Trust shall execute and the Property Trustee shall authenticate Definitive Preferred Securities and the Global Preferred Security at the Registrar's or co-registrar's request in accordance with the terms of this Declaration.

          (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Company may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

          (iii)The Registrar or co-registrar shall not be required to register the transfer of or exchange of (a) Preferred Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Preferred Securities for redemption and ending at the close of business on the day of such mailing or (b) any Preferred Security so selected for redemption in whole or in part, except the unredeemed portion of any Preferred Security being redeemed in part.

          (iv) Prior to the due presentation for registration of transfer of any Preferred Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the Person in whose name a Preferred Security is registered as the absolute owner of such Preferred Security for the purpose of receiving Distributions on such Preferred Security and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

          (v) All Preferred Securities issued upon any registration of transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Preferred Securities surrendered upon such registration of transfer or exchange.

         (i) No Obligation of the Property Trustee.

          (i) The Property Trustee shall have no responsibility or obligation to any Preferred Security Beneficial Owner, a Clearing Agency Participant or other Person with respect to the accuracy of the records of the Clearing Agency or its nominee or of any
               Participant thereof, with respect to any ownership interest in the Preferred Securities or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Clearing Agency) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Preferred Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Preferred Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Clearing Agency or its nominee in the case of the Global Preferred Security). The rights of Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency subject to the applicable rules and procedures of the Clearing Agency. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Clearing Agency or any agent thereof with respect to its Participants and any Preferred Security Beneficial Owners.

               (ii) The  Property  Trustee  and  the  Registrar  shall  have  no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Preferred Security (including any transfers between or among Clearing Agency Participants or Preferred Security Beneficial Owners) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 9.3.      Deemed Security Holders.

         The Trustees may treat the Person in whose name any Security shall be registered on the books and records of the Trust as the sole owner and Holder of such Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 9.4.      Book-Entry Interests.

         The Global Preferred Security shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Clearing Agency and no Preferred Security Beneficial Owner will receive physical delivery of a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Preferred Security, except as provided in Section 7.9 and Section 9.2. Unless and until Definitive Preferred Securities have been issued to the Preferred Security Beneficial Owners pursuant to Section 7.9 or Section 9.2:

         (a) the provisions of this Section 9.4 shall be in full force and effect;

         (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Preferred Security and receiving approvals, votes or consents hereunder) as the sole Holder of the Global Preferred Security and shall have no obligation to the Preferred Security Beneficial Owners;

         (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

         (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and the Clearing Agency shall receive and transmit payments of Distributions on the Global Preferred Security to such Clearing Agency Participants; provided, however, that solely for the purposes of determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration, the Trustees, with respect to the Global Preferred Security, may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Preferred Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part; and the Clearing Agency will also make book-entry transfers among the Clearing Agency Participants.

SECTION 9.5.      Notices to Clearing Agency.

         Whenever a notice or other communication to the Preferred Security Holders is required to be given by a Trustee under this Declaration, such Trustee shall give all such notices and communications specified herein to be given to the Holder of the Global Preferred Security to the Clearing Agency and shall have no notice obligations to the Preferred Security Beneficial Owners.

SECTION 9.6.      Appointment of Successor Clearing Agency.

         If any Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.




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

SECTION 9.7.      Mutilated, Destroyed, Lost or Stolen Preferred Security
Certificates.

         If:

         (a) any mutilated Preferred Security Certificates should be surrendered to the Administrative Trustees, or if the Administrative Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Preferred Security Certificate; and

         (b) there shall be delivered to the Administrative Trustees, the Property Trustee or any authenticating agent such security or indemnity as may be required by them to keep each of them harmless, then, in the absence of actual notice that such Preferred Security Certificate shall have been acquired by a protected purchaser (within the meaning of Article 8 of the Uniform Commercial Code), any Administrative Trustee on behalf of the Trust shall execute and deliver and, upon written order of any Administrative Trustee, the Property Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Preferred Security Certificate, a new Preferred Security Certificate of like denomination. In connection with the issuance of any new Preferred Security Certificate under this Section 9.7, the Administrative Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Preferred Security Certificate issued pursuant to this Section 9.7 shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Preferred Security Certificate shall be found at any time.

                                   ARTICLE X.
                LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
                               TRUSTEES OR OTHERS

SECTION 10.1.     Liability.

         (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Company shall not be:

               (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders which shall be made solely from assets of the Trust; and

               (ii) required  to pay to the Trust or to any Holder  any  deficit upon dissolution of the Trust or otherwise.

         (b) The Company, in its capacity as issuer of the Debentures, shall be liable for all of the cost, expenses, debts and obligations of the Trust (other than in respect of the Securities) to the extent such costs, expenses, debts and obligations are not satisfied out of the Trust's assets.

         (c) Pursuant to Section 3803(a) of the Statutory Trust Act, the Holders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2.     Exculpation.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or in the case of the Property Trustee or the Delaware Trustee, negligence) or willful misconduct with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and, if selected by such Indemnified Person who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.

SECTION 10.3.     Fiduciary Duty.

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

         (b) Unless otherwise expressly provided herein:

               (i) whenever a conflict of interest exists or arises between any Covered Person and any Indemnified Person, or

               (ii) whenever   this   Declaration   or   any   other   agreement
                    contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.


         (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

               (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

               (ii) in its "good faith" or under another express  standard,  the
                    Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4.     Indemnification.

         (a) Indemnification of Company Indemnified Parties.

               (i) The Company shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person, against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

               (ii) The Company shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

               (iii)To the extent  that a Company  Indemnified  Person  shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and
                    (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he or she shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

               (iv) Any  indemnification  under  paragraphs (i) and (ii) of this
                    Section 10.4(a) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he or she has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made
                    (1) by the Administrative Trustees by a majority vote of a Quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

               (v) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this
                    Section 10.4(a) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Company if a determination is reasonably and promptly made (1) by the Administrative Trustees by a majority vote of a Quorum of disinterested Administrative Trustees, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (3) by the Common Security Holder of the

                    Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that the Common Security Holder did not believe to be in, or believed was opposed to, the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his or her conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that a Company Indemnified Person deliberately breached his or her duty to the Trust or its Common or Preferred Security Holders.

               (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Company or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Company and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

               (vii)The  Company  or  the  Trust  may   purchase   and  maintain
                    insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not th e Company would have the power to indemnify him or her against such liability under the provisions of this Section 10.4(a).

               (viii) For purposes of this Section  10.4(a),  references to "the
                    Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he or she would have with respect to such constituent entity if its separate existence had continued.

               (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Company Indemnified
                    Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

         (b) The Company agrees to indemnify the (i) Property Trustee acting in any capacity hereunder (including, without limitation, as Registrar, Paying Agent and Conversion Agent), (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee or the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee or the Delaware Trustee (each of the Persons in (i) through (iv), including the Property Trustee and the Delaware
Trustee in their respective individual capacities, being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified

Person harmless against, any and all loss, liability, damage, action, suit, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) of any kind and nature whatsoever incurred without negligence or bad faith on the part of such Fiduciary Indemnified Person, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending against or investigating any claim or liability in connection with the exercise or performance of any of the powers or duties of such Fiduciary Indemnified Person hereunder. The Company agrees to advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Company of an undertaking by or on behalf of such Fiduciary Indemnified Person to repay such amount if it shall be determined that such Fiduciary Indemnified is not entitled to be indemnified as authorized in this subsection. The obligations as set forth in this Section 10.4(b) shall survive the resignation or removal of the Property Trustee or the Delaware Trustee, the termination of the Trust and the satisfaction and discharge of this Declaration.

         (c) The Company agrees to pay the Property Trustee and the Delaware Trustee, from time to time, such compensation for all services rendered by the Property Trustee and the Delaware Trustee hereunder as may be mutually agreed upon in writing by the Company and the Property Trustee or the Delaware Trustee, as the case may be, and, except as otherwise expressly provided herein, to reimburse the Property Trustee and the Delaware Trustee upon its or their request for all reasonable expenses (including legal fees and expenses), disbursements and advances incurred or made by the Property Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Declaration, except any such expense, disbursement or advance as shall be determined to have been caused by its or their negligence or willful misconduct. The provisions of this Section 10.4(c) shall survive the termination of this Declaration and the resignation or removal of the Trustees.

SECTION 10.5.     Outside Businesses.

         Any Covered Person, the Company, the Delaware Trustee and the Property Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Company, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Company, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Company or any Affiliate of the Company, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Company or its Affiliates.




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


                                  ARTICLE XI.
                                   ACCOUNTING

SECTION 11.1.     Fiscal Year.

         The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2.     Certain Accounting Matters.

         (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

         (b) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.

         (c) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

         (d) The Administrative Trustees shall cause to be prepared and delivered to each Holder, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

SECTION 11.3.     Banking.

         The Trust may maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4. Withholding.

         The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall cause to be filed required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claim of excess withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XII.
                             AMENDMENTS AND MEETINGS

SECTION 12.1.     Amendments.

         (a) Except as otherwise provided in this Declaration (including Section 7 of Annex I hereto) or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

               (i)  the Company and the majority of the Administrative Trustees;

               (ii) if  the  amendment  affects  the  rights,   powers,  duties,
                    obligations or immunities of the Property Trustee, the Property Trustee; and

               (iii)if  the  amendment  affects  the  rights,   powers,  duties,
                    obligations or immunities of the Delaware Trustee, the Delaware Trustee.

         (b) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Declaration that adversely affects its own rights, duties or immunities under this Declaration.

         (c) No amendment shall be made, and any such purported amendment shall be void and ineffective:

               (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received:

                    (A) an Officers' Certificate from the Company that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                    (B) an Opinion of Counsel (who may be counsel to the Company or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities) and that all conditions precedent to the execution and delivery of such amendment have been satisfied;

               (ii) if the result of such amendment would be to:

                    (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                    (B)  reduce or otherwise  adversely affect the powers of the
                         Property   Trustee  in   contravention   of  the  Trust
                         Indenture Act; or

                    (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

         (d) This Declaration shall not be amended without the consent of the Company, a majority of the Administrative Trustees and the Holders of at least a Majority in Liquidation Amount of the Securities if such amendment would:

                    (i) adversely affect the powers, preferences or special rights of the Securities in any material respect; or

                    (ii) result in the dissolution, winding-up or termination of the Trust other than pursuant to the terms of this Declaration; provided that if any amendment referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the Holders of the affected class will be entitled to vote on such amendment, and such amendment shall not be effective except with the approval of a Majority in Liquidation Amount of the Holders of the class of Securities affected thereby.

         (e) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder (other than an amendment pursuant to (i) below) may be effected only with such additional requirements as may be set forth in the terms of such Securities;

         (f) Section 10.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders;

         (g) Article Four shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities;

         (h) The rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities; and

         (i) This Declaration may not be amended without the consent of each Holder affected thereby to:

                    (i) change the amount or timing of any Distribution on the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities as of a specified date;

                    (ii) restrict  the right of a Holder to  institute  suit for the enforcement of any such payment on or after the due date of such payment;

                    (iii) change the purposes of the Trust;

                    (iv) authorize  the  issuance of any  additional  beneficial interests in the Trust;

                    (v) change the provisions relating to the distribution of amounts payable upon the dissolution and liquidation of the Trust; or

                    (vi) affect  the  limited  liability  of any  Holder  of the
                         Securities.

         (j) Notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders to:

                    (i) cure any ambiguity, correct or supplement any provision in this Declaration that may be inconsistent with any other provision of this Declaration or to make any other provisions with respect to matters or questions arising under this Declaration which shall not be inconsistent with the other provisions of the Declaration;

                    (ii) to modify,  eliminate or add to any  provisions  of the
                         Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act; and

                    (iii)add to the  covenants,  restrictions  or obligations of the Company or grant any additional rights to the Holders of Preferred Securities; and

                    (iv) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders of the Securities.

provided, however, that in each clause above, such action shall not adversely affect in any material respect the interests of the Holders, and any such amendments of this Declaration shall become effective when notice thereof is given to the Holders.

SECTION 12.2.     Meetings of the Holders; Action by Written Consent.

         (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more notices in writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Preferred Security Certificates held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

         (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders:

                    (i) notice of any such meeting shall be given to all the Holders having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders; any action that may be taken at a meeting of the Holders may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting; prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing; and the Administrative Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                    (ii) each Holder may  authorize  any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting; no proxy shall be valid after the expiration of eleven months from the date thereof unless otherwise provided in the proxy;
                         every proxy shall be revocable at the pleasure of the Holder executing it; and, except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

                    (iii)each  meeting of the Holders  shall be conducted by the
                         Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                    (iv) unless the Statutory Trust Act, this  Declaration,  the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                 ARTICLE XIII.
                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

SECTION 13.1.     Representations and Warranties of Property Trustee.

         The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Company at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Company at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

         (a) the Property Trustee is a banking corporation, a national banking association or a bank or trust company, duly organized, validly existing and in good standing under the laws of its state of organization as the case may be, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

         (b) the  Property  Trustee  satisfies  the  requirements  set  forth in
Section 5.3(a);

         (c) the execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee; and this Declaration has been duly executed and delivered by the Property Trustee and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (d) the execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

         (e) no consent, approval or authorization of, or registration with or notice to, any federal or state banking authority under any Delaware law or United States federal law governing the banking and trust powers of the Property Trustee is required for the execution, delivery or performance by the Property Trustee of this Declaration.

SECTION 13.2.     Representations and Warranties of Delaware Trustee.

         The initial Delaware Trustee represents and warrants to the Trust and to the Company at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Company at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

         (a) the Delaware Trustee is a Delaware banking corporation, a national banking association or a bank or trust company, duly organized, validly existing and in good standing under the laws of the United States or the State of Delaware, as the case may be, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

         (b) the  Delaware  Trustee  satisfies  the  requirements  set  forth in
Section 5.2;

         (c) the execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; and this Declaration has been duly executed and delivered by the Delaware Trustee and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (d) the execution, delivery and performance of this Declaration by the Delaware Trustee does not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee;

         (e) no consent, approval or authorization of, or registration with or notice to, any federal or Delaware banking authority under any Delaware law or United States federal law governing the banking and trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

         (f) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware, and is a Person that satisfies for the Trust Section 3807(a) of the Statutory Trust Act.

                                  ARTICLE XIV.
                                  MISCELLANEOUS

SECTION 14.1.     Notices.

         All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, overnight courier service or confirmed telecopy, as follows:

         (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders):

                           Commerce Capital Trust [___]
                           Commerce Bancorp, Inc.
                           1701 Route 70 East
                           Cherry Hill, New Jersey 08034 - 5400
                           Attention: Administrative Trustee,
                           c/o  Chief Financial Officer
                           Facsimile No.: 856.751.1147

         (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders):

                           The Bank of New York (Delaware)
                           110 White Clay Center, Route 273
                           Newark, Delaware  19711
                           Attention: Corporate Trust Administration
                           Facsimile: 302.283.8279
                           Telephone:  302.283.8079

         (c) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders):

                           The Bank of New York
                           101 Barclay Street, Floor 8 West
                           New York, New York  10286
                           Attention:  Corporate Trust Administration
                           Telephone:  212.896.7198
                           Facsimile:  212.896.7299

         (d) if given to the Holder of the Common Securities, at the mailing address of the Company set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                           Commerce Bancorp, Inc.
                           1701 Route 70 East
                           Cherry Hill, New Jersey  08034 - 5400
                           Attention: Chief Financial Officer
                           Facsimile No.: 856.751.1147

         (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2.     Governing Law.

         This Declaration and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of laws principles thereof.

SECTION 14.3.     Intention of the Parties.

         It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.4.     Headings.

         Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5.     Successors and Assigns.

         Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Company and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

SECTION 14.6.     Partial Enforceability.

         If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7.     Counterparts.

         This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one or more of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                               ___________________________________________
                               Douglas J. Pauls, as Administrative Trustee


                               ___________________________________________
                               C. Edward Jordan, as Administrative Trustee


                               ___________________________________________
                               Joseph J. Manion, Jr., as Administrative Trustee


                               THE BANK OF NEW YORK (DELAWARE),
                               as Delaware Trustee


                               By:
                                    ______________________________________
                                    Name:
                                    Title:

                               THE BANK OF NEW YORK, as Property Trustee


                               By:
                                    ______________________________________
                                    Name:
                                    Title:

                               COMMERCE BANCORP, INC., as Company


                               By:
                                    ______________________________________
                                    Name:
                                    Title:










          [Signature Page to Amended and Restated Declaration of Trust]

                                     ANNEX I

                                    TERMS OF
                              PREFERRED SECURITIES
                                       AND
                                COMMON SECURITIES

         Pursuant to Section 7.1 of the Amended and Restated Declaration, dated as of [___________] (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration, the Indenture):

1. Designation and Number.

(a) Preferred Securities. [___________] Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of [___________] ($[___________]) and with a liquidation amount with respect to the assets of the Trust of [___________] ($[___________]) (the "Liquidation Amount") per security, are hereby designated for the purposes of identification only as Preferred Securities. The certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any exchange or quotation system on or in which the Preferred Securities are listed, traded or quoted.

(b) Common Securities. [___________] Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of [___________________________________________________________] ($[______]) and a
liquidation amount with respect to the assets of the Trust of $[________] per security, are hereby designated for the purposes of identification only as "Common Securities" (the "Common Securities"). The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

(c) The Preferred Securities and the Common Securities represent undivided beneficial interests in the assets of the Trust.

2. Distributions.

         (a) Distributions payable on each Security will be fixed at a rate per annum of [____] (the "Coupon Rate") of the stated liquidation amount of [___________] per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. [Distributions in arrears for more than one quarter will bear interest thereon compounded [quarterly] at the Coupon Rate ("Compounded Distributions") (to the extent permitted by applicable law).] The term "Distributions" as used herein includes such cash distributions and any such interest (including Additional Interest and Compounded Distributions) payable unless otherwise stated. A Distribution will be made by the Property Trustee only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Trust has funds available in




                                      A1-1
the Property Trustee Account. The amount of Distributions payable for any period will be computed for any full [90-day quarterly] Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full [90-day quarterly] Distribution period on the basis of a [30-day month for which Distributions are computed. Distributions will be computed on the basis of the actual number of days elapsed per calendar month (but not to exceed 30 days in any month).]

         (b) Distributions on the Securities [will be cumulative,] will accrue from [___________] and, except as otherwise described below, will be payable [quarterly] in arrears, on [___________], [___________], [___________] and
[___________]  of  each  year,  commencing  on  [___________]  when,  as  and if available for payment, except as otherwise described below (each, a "Distribution Date"). So long as the Company shall not be in default in the payment of interest on the Debentures, the Company has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period from time to time on the Debentures for a period not exceeding [___] consecutive quarters (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall last beyond the Stated Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, [quarterly] Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded [quarterly] to the extent permitted by law during any such Extension Period. Prior to the termination of any such Extension Period, the Company may further extend such Extension Period; provided that such Extension Period, together with all such previous and further extensions thereof, may not exceed [___] consecutive [quarters] or extend beyond the Stated Maturity Date of the Debentures. Any interest accrued on the Debentures during an Extension Period shall be paid Pro Rata (as defined in Section 8 of this Annex I) to holders of Debentures on the first payment date following the Extension Period and the Payment Amount shall be paid Pro Rata to the Holders on the first Distribution Date following the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above requirements. In the event that the Company exercises this right, then (1) the Company shall not declare or pay any dividend on, make a distribution with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock other than [other than under the following circumstances ____________________.];
(2) the Company shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Company that rank pari passu with or junior to such Debentures (other than under the following circumstances ____________________.] and (3) the Company shall not make any guarantee payments with respect to the foregoing (other than pursuant to the Preferred Securities Guarantee).

         (c) Distributions on the Securities will be payable promptly by the Property Trustee upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which will be, as long as the Preferred Securities remain in book-entry form, one Business Day prior to the relevant payment date and, in the event the Preferred Securities are not in book-entry form, the [15th day] of the month in which the relevant payment date occurs. The record dates and distribution dates shall be the same as the record dates and payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Company having failed to make the corresponding interest payment on the Debentures, will forthwith cease to be payable to the Person in whose name such Securities are registered on the




                                      A1-2
relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date established by the Administrative Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution Date falling within an Extension Period unless the Company has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution Date. Distributions on the Securities will be paid by the Trust. All Distributions paid with respect to the Securities shall be paid on a Pro Rata basis to Holders thereof entitled thereto. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         (d) If at any time while the Property Trustee is the Holder of any Debentures, the Trust or the Property Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any such case, the Company will pay as additional interest ("Additional Interest") on the Debentures held by the Property Trustee, such amounts as shall be required so that the net amounts received and retained by the Trust and the Property Trustee after paying any such taxes, duties, assessments or other governmental charges will be equal to the amounts the Trust and the Property Trustee would have received had no such taxes, duties, assessments or other governmental charges been imposed.

         (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata among the Holders.

3. Liquidation Distribution Upon Dissolution.

         In the event of any dissolution of the Trust, the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing to the Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, a Like Amount (as defined below) of the Debentures, unless such distribution is determined by the Property Trustee not to be practicable, in which event such Holders will be entitled to receive out of the assets of the Trust legally available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the liquidation amount of $[______] per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution").

         "Like Amount" means (i) with respect to a redemption of the Securities, Securities having a Liquidation Amount equal to the principal amount of Debentures to be paid in accordance with their terms and (ii) with respect to a distribution of Debentures upon the liquidation of the Trust, Debentures having




                                      A1-3
a principal amount equal to the Liquidation Amount of the Securities of the Holder to whom such Debentures are distributed.

         If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust with respect to the Securities shall be paid on a Pro Rata basis.

4. [Redemption and Distribution.

(a) Upon the repayment of the Debentures in whole or in part, at maturity or otherwise (either at the option of the Company or pursuant to a Special Event, as described below), the proceeds from such repayment shall be simultaneously applied by the Property Trustee (subject to the Property Trustee having received written notice no later than [45] days prior to such repayment) to redeem a Like Amount of the Securities at a redemption price equal to (i) in the case of the repayment of the Debentures on the Maturity Date, the Maturity Redemption Price (as defined below), (ii) in the case of the optional prepayment of the Debentures prior to the Initial Optional Redemption Date and upon the occurrence and continuation of a Special Event, the Special Event Redemption Price (as defined below) and (iii) in the case of the optional prepayment of the Debentures on or after the Initial Optional Redemption Date, the Optional Redemption Price (as defined below). The Maturity Redemption Price, the Special Event Redemption Price and the Optional Redemption Price are referred to collectively as the "Redemption Price". Holders will be given not less than [30] nor more than [60] days prior written notice of such redemption.

         (b) (i) The "Maturity Redemption Price" shall mean an amount equal to [100%] of the principal of, plus accrued and unpaid interest (including Compounded Interest and Additional Sums, if any, thereon to the date of redemption) on, the Debentures as of the Maturity Date thereof.

               (ii) The Company shall have the right (subject to the conditions in the Indenture) to elect to prepay the Debentures, in whole or in part, at any time on or after [____], (the "Initial Optional Redemption Date"), and, simultaneous with such prepayment, to cause a Like Amount of the Securities to be redeemed by the Trust at the Optional Redemption Price on a Pro Rata basis. "Optional Redemption Price" shall mean an amount equal to ____% of the Liquidation Amount of the Securities to be redeemed, plus, accumulated and unpaid Distributions thereon, if any, to the date of such redemption.

         (c) If at any time an Investment Company Event, a Regulatory Capital Event or a Tax Event (each as defined below, and each a "Special Event") occurs, the Company shall have the right (subject to the conditions set forth in the Indenture) at any time prior to the Initial Optional Redemption Date, to prepay the Debentures in whole, but not in part, within the [___] days following the occurrence of such Special Event, and, simultaneous with such prepayment, to cause a Like Amount of the Securities to be redeemed by the Trust at the Special Event Redemption Price on a Pro Rata basis.


                                      A1-4

         "Investment Company Event" shall mean the receipt by the Company and the Trust of an opinion of independent securities counsel experienced in such matters to the effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any rules, guidelines or policies of any applicable regulatory authority for the Company or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Securities, the Trust is, or within 90 days of the date of such opinion will be, considered an Investment Company that is required to be registered under the Investment Company Act.

         "Regulatory Capital Event" shall mean the receipt by the Company and the Trust of an opinion of independent bank regulatory counsel experienced in such matters to the effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any rules, guidelines or policies of an applicable regulatory authority for the Company or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Securities, the Preferred Securities do not constitute, or within 90 days of the date of such opinion will not constitute, Tier 1 Capital (or its then equivalent if the Company were subject to such capital requirement); provided, however, that the distribution of the Debentures in connection with the liquidation of the Trust by the Company shall not in and of itself constitute a Regulatory Capital Event.

         "Special Event Redemption Price" shall mean, with respect to any redemption of the Securities following a Special Event, an amount in cash equal to 100% of the principal amount of the Securities plus any accrued and unpaid interest thereon (including Compounded Interest and Additional Sums, if any) to the date of such redemption.

         A "Tax Event" shall occur upon receipt by the Company and the Trust of an opinion of independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or
(b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Securities, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures, (ii) the interest payable by the Company on the Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Company, in whole or in part, for federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

         (d) In the case of an optional redemption, if fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities shall be redeemed Pro Rata and the Preferred Securities to be redeemed will be determined as described in Section 4(g)(ii) below. Upon the




                                      A1-5
entry of an order for the dissolution of the Trust by a court of competent jurisdiction, the Debentures thereafter will be subject to optional redemption, in whole, but not in part, on or after the Initial Optional Redemption Date.

         (e) On and from the date fixed by the Administrative Trustees for any distribution of Debentures and liquidation of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), as the Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution, and (iii) any certificates representing Securities not held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) will be deemed to represent beneficial interests in a Like Amount of Debentures until such certificates are presented to the Company or its agent for transfer or reissue.

         (f) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all semi-annual Distribution periods terminating on or before the date of redemption.

         (g) The procedure with respect to redemptions or distributions of Securities shall be as follows:

              (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Debenture/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than [30] nor more than [60] days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(g)(i), a Debenture/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Debenture/Distribution Notice shall be addressed to the Holders at the address of each such Holder appearing in the books and records of the Trust. No defect in the Debenture/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

              (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the particular Securities to be redeemed shall be selected on a Pro Rata basis (based upon Liquidation Amounts) not more than [60] nor less than [30] days prior to the date fixed for redemption from the outstanding Securities not previously called for redemption; provided, however, that with respect to Holders that would be required to hold less than 100 but more than zero Securities as a result of such redemption, the Trust shall redeem Securities of each such Holder so that after such redemption such Holder shall hold either 100 Securities or such Holder no longer holds any Securities, and shall use such method (including, without limitation, by lot) as the Trust shall deem fair and appropriate; provided, further, that any such redemption may be made on the basis of the aggregate Liquidation Amount of Securities held by each Holder thereof and may be made by making such adjustments as the Trust deems fair and appropriate in order that fractional Securities shall not thereafter remain outstanding. With respect to Preferred Securities registered in the name of and held of record by the Clearing Agency or its nominee (or any successor





                                      A1-6

Clearing Agency or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to the Clearing Agency and disbursed by such Clearing Agency in accordance with the procedures applied by such agency or nominee.

              (iii) If Securities are to be redeemed and the Trust gives a Debenture/ Distribution Notice (which notice will be irrevocable), then (A) with respect to Preferred Securities issued in book-entry form, by [12:00 noon], New York City time, on the redemption date, provided that the Company has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures by [10:00 a.m.], New York City time, on the Maturity Date or the date of redemption, as the case requires, the Property Trustee will deposit irrevocably with the Clearing Agency or its nominee (or successor Clearing Agency or its nominee) immediately available funds sufficient to pay the applicable Redemption Price with respect to such Preferred Securities and will give the Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the relevant Clearing Agency Participants, and (B) with respect to Preferred Securities issued in certificated form and Common Securities, provided that the Company has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will irrevocably deposit with the Paying Agent for the Preferred Securities (if other than the Property Trustee) funds sufficient to pay the applicable Redemption Price to the Holders by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date, and provided further, that any such payment shall become due only upon surrender by the Holder of the related certificated Preferred Securities. If a Debenture/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accumulate on the Securities so called for redemption and all rights of Holders so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding.

              (iv) Payment of accumulated and unpaid Distributions on the Redemption Date of the Securities will be subject to the rights of Holders at the close of business on a regular record date in respect of a Distribution Date occurring on or prior to such Redemption Date. Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of (i) any Securities beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Securities for redemption or (ii) any Securities selected for redemption, except the unredeemed portion of any Security being redeemed. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay). If payment of the Redemption Price with respect to any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Company as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accumulate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.




                                      A1-7

              (v) Debenture/Distribution Notices shall be sent by the Property Trustee on behalf of the Trust to (A) with respect to Preferred Securities issued in book-entry form, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), (B) with respect to Preferred Securities issued in certificated form, to the Holders thereof, and (C) with respect to the Common Securities, to the Holders thereof.

              (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws and banking laws), the Company or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.]

5. Voting Rights - Preferred Securities.

         (a) Except as provided under Sections 5(b), 6(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

         (b) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or executing any trust or power conferred on such Indenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.08 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in Liquidation Amount of all outstanding Preferred Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Preferred Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an opinion of counsel experienced in such matters to the effect that the Trust will continue to be classified as a grantor trust for United States federal income tax purposes after taking any such action into account.

         If a Trust Enforcement Event under the Declaration has occurred and is continuing and such event is attributable to the failure of the Company to pay principal of or interest on the Debentures on the due date (or, in the case of redemption, on the redemption date), then a Holder of Preferred Securities may institute a proceeding directly against the Company for enforcement of payment to such Holder of the principal of or interest on a Like Amount of Debentures (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the Common Securities Holder will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Company to such Holder of Preferred Securities




                                      A1-8
in such Direct Action. Except as provided in the second preceding sentence, or except as set forth in the first sentence of Section 3.8(e) of the Declaration, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent signed by Holders with the required Liquidation Amount to approve the action. The Property Trustee will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consent. No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Company or any Affiliate of the Company shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

6. Voting Rights - Common Securities.

         (a) Except as provided under Sections 6(b), 6(c), and 7 or as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

         (b) Unless a Trust Enforcement Event shall have occurred and be continuing, any Trustee may be removed at any time by the Holder of the Common Securities. If a Trust Enforcement Event has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time only by the Holders of a Majority in Liquidation Amount of the outstanding Preferred Securities. In no event will the Holders of the Preferred Securities have the right to vote to appoint, remove or replace the Administrative Trustees, which voting rights are vested exclusively in the Company as the Holder of the Common Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Declaration.

         (c) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or executing any trust or power conferred on such Indenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in Liquidation Amount of all outstanding Common Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Common Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Common Securities of any notice of default




                                      A1-9
with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Common Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an opinion of counsel experienced in such matters to the effect that the Trust will continue to be classified as a grantor trust for United States federal income tax purposes after taking any such action into account.

         If a Trust Enforcement Event under the Declaration has occurred and is continuing and such event is attributable to the failure of the Company to pay principal of or interest on the Debentures on the due date (or in the case of redemption, on the redemption date), then a Holder of Common Securities may institute a Direct Action directly against the Company for enforcement of payment to such Holder of the principal of or interest on a Like Amount of Debentures on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Common Securities Holder will be subordinated to the rights of Holders of Preferred Securities in respect of any payment from the Company in such Direct Action. Except as provided in the second preceding sentence, the Holders of Common Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent signed by Holders with the required liquidation amount to approve the action. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought, and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

7.       Amendments to Declaration

         In addition to the requirements set out in Section 12.1 of the Declaration, the Declaration may be amended from time to time by the Company, the Property Trustee and the Administrative Trustees without the consent of the Holders to (i) cure any ambiguity, correct or supplement any provisions in the Declaration that may be inconsistent with any other provisions, or make any other provisions with respect to matters or questions arising under the Declaration which shall not be inconsistent with the other provisions of the Declaration, (ii) modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act;
(iii) add to the covenants, restrictions or obligations of the Company or grant any additional rights to the Holders of Preferred Securities; or (iv) conform any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory




                                     A1-10
authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders of Securities; provided, however, that in each case, such action shall not adversely affect in any material respect the interests of any Holder, and any such amendments of the Declaration shall become effective when notice thereof is given to the Holders. The Declaration may also be amended by the Trustees and the Company with (i) the consent of Holders representing a Majority in Liquidation Amount of all outstanding Securities, and
(ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an Investment Company under the Investment Company Act; provided, however, that, without the consent of each Holder of Trust Securities, the Declaration may not be amended to (i) change the amount or timing of any Distribution on, or the payment required to be made in respect of, the Trust Securities as of a specified date or (ii) restrict the right of a Holder of Trust Securities to institute suit for the enforcement of any such payment on or after the due date of such payment, (iii) change the purposes of the Trust, (iv) authorize the issuance of any additional beneficial interests in the Trust, (v) change the provisions relating to the distribution of amounts payable upon the dissolution and liquidation of the Trust, or (vi) affect the limited liability of any Holder of the Securities.

8.       Pro Rata

         A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate liquidation amount of the Securities held by such Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, a Trust Enforcement Event under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by such Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding and then, only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by such Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

9.       Ranking

         The Preferred Securities rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities, except that, if a Trust Enforcement Event under the Declaration occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made




                                     A1-11
until the Holders of the Preferred Securities shall be paid in full the Distributions, Redemption Price, Liquidation Distribution and any other payments to which they are entitled at such time.

10. Acceptance of Preferred Securities Guarantee, Common Securities Guarantee. Indenture and Debentures

         Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee, the Common Securities Guarantee, the Indenture and the Debentures, as applicable, including the subordination provisions therein.

11.      No Preemptive Rights

         Neither the issuance of Preferred Securities, nor the issuance of Common Securities is subject to preemptive or other similar rights. The Holders shall have no preemptive or similar rights to subscribe for any additional securities.

12.      Miscellaneous

         These terms constitute a part of the Declaration.

         The Company will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee, as applicable, and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Trust at its principal place of business.

13.      Conversion.

         [Terms of conversion, if any]






                                     A1-12

                                   EXHIBIT A-1

         IF THE PREFERRED SECURITY IS A GLOBAL CERTIFICATE, INSERT-[THIS PREFERRED SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") OR A NOMINEE OF THE DEPOSITORY. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THE PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]




                                     A1-13

                     FORM OF PREFERRED SECURITY CERTIFICATE

Certificate Number          [   ]      Number of Preferred Securities      [   ]

CUSIP No.                   [   ]


                   Certificate Evidencing Preferred Securities

                                       of

                          COMMERCE CAPITAL TRUST [___]

                     [__]% [__________] Preferred Securities

              (liquidation amount $[______] per Preferred Security)


         COMMERCE CAPITAL TRUST [___], a statutory trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that [__________________] (the "Holder") is the registered owner of [_____________]
preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the [__________________] Preferred Securities (liquidation amount $[___] per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of [____________________], as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Company will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

         Upon  receipt  of  this  certificate,   the  Holder  is  bound  by  the
Declaration and is entitled to the benefits thereunder.

         In addition, the Holder is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all present and future Senior Indebtedness and Other Financial Obligations (as defined in the Indenture) as and to the extent provided in the Indenture and (ii) agreed to the terms of the Preferred Securities Guarantee, including that the Preferred Securities Guarantee is subordinate and junior in right of payment to all other liabilities of the Company, including the Debentures, except those made pari passu or subordinate by their terms, and pari passu with the most senior preferred or preference




                                     A1-14
stock now or hereafter issued by the Company and with any guarantee now or hereafter entered into by the Company in respect of any preferred or preference stock of any Affiliate of the Company.

         THIS SECURITY IS NOT A SAVINGS OR DEPOSIT ACCOUNT OR OTHER OBLIGATION OF A BANK AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

         Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Trust has executed this certificate.

                                        COMMERCE CAPITAL TRUST [__]



                                        By:   _________________________________
                                             Name:   __________________________
                                             Title:  Administrative Trustee
Dated [______________]




                                     A1-15

                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION



         This  is  one  of  the   Preferred   Securities   referred  to  in  the
within-mentioned Declaration.

                                          THE BANK OF NEW YORK,
                                          not in its individual capacity, but
                                          solely as Property Trustee



                                        By:   _________________________________
                                               Authorized Signatory



                                     A1-16

                          [FORM OF REVERSE OF SECURITY]



         Distributions payable on each Preferred Security will be fixed at a rate per annum of [______] (the "Coupon Rate") of the stated liquidation amount of $[____] per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. [Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate ("Compounded Distributions") (to the extent permitted by applicable law).] The term "Distributions" as used herein includes such cash distributions and any such interest (including Additional Interest and Compounded Distributions) payable unless otherwise stated. A Distribution will be made by the Property Trustee only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available in the Property Trustee Account. The amount of Distributions payable for any period will be computed for any full [quarterly] Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full [90-day quarterly] Distribution period on the basis of [a 30-day month for which Distributions are computed. Distributions will be computed on the basis of the actual number of days elapsed per calendar month (but not to exceed 30 days in any month).]

         Except as otherwise described below, Distributions on the Preferred Securities [will be cumulative,] will accrue from [_____________] and will be payable quarterly in arrears on [___], [____], [_____] and [_____] of each year, commencing on [______________] to Holders of record on the relevant record dates, which will be, as long as the Preferred Securities remain in book-entry form, one Business Day prior to the relevant payment date and, in the event the Preferred Securities are not in book-entry form, the [15th] day of the month in which the relevant payment date occurs. Such payment dates shall correspond to the interest payment dates on the Debentures. The Company has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time as described in the Declaration.

         [The  Preferred   Securities  are   convertible  as  described  in  the
Declaration.]




                                     A1-17

                              [FORM OF ASSIGNMENT]


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

_________________________________________

_________________________________________

(Insert assignee's social security or tax identification number)

_________________________________________

_________________________________________

_________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints

_________________________________________   agent  to  transfer  this  Preferred
Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _________________________________________

*Signature: _________________________________________


(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

*(Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN CON - as tenants in common

         TEN ENT - as tenants in the entireties

         JT TEN - as joint tenants with right of survival

         UNIF GIFT MIN ACT - under Uniform Gift to Minors Act and not as tenants

     Additional abbreviations may also be used though not in the above list.





                                     A1-18

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby assigns and transfers this Preferred Security Certificate to:

_________________________________________

_________________________________________

(Insert Assignee's social security or tax identification number)

_________________________________________

_________________________________________


(Address and zip code of assignee)


and irrevocably appoints

_________________________________________

_________________________________________

agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:

*Signature:

(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

*Signature Guarantee: Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.




                                     A1-19

                                   EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE



         THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS COMMON SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

This Certificate is not transferable except in compliance with Section 9.1 of the Declaration.

                    Certificate Evidencing Common Securities

                                       of

                           Commerce Capital Trust [__]

                                Common Securities

                 (liquidation amount $[___] per Common Security)



         Commerce Capital Trust [___], a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Commerce Bancorp, Inc. (the "Holder") is the registered owner of [________________] common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the Common Securities (liquidation amount $[___] per Common Security) (the "Common Securities"). Subject to the terms of Section
9.1 of the Declaration (as defined below), the Common Securities are not transferable. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of the Trust dated as of [_____________], as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Company will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Trust at its principal place of business.

         Upon  receipt  of  this  Certificate,   the  Holder  is  bound  by  the
Declaration and is entitled to the benefits thereunder and to the benefits of the Common Securities Guarantee to the extent provided therein.




                                      A2-1

         By acceptance hereof, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this [___] day of [_________, _____].

                                      COMMERCE CAPITAL TRUST [___]


                                      By:
                                           Name:
                                           Administrative Trustee




                                      A2-2

                          [FORM OF REVERSE OF SECURITY]



         Distributions payable on each Common Security will be fixed at a rate per annum of [___] (the "Coupon Rate") of the stated liquidation amount of $[___] per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate ("Compounded Distributions") (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest (including Additional Interest and Compounded Distributions) payable unless otherwise stated. A Distribution will be made by the Property Trustee only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available in the Property Trustee Account. The amount of Distributions payable for any period will be computed for any full [quarterly] Distribution period [on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full [90-day quarterly] Distribution period on the basis of a 30-day month for which Distributions are computed. Distributions will be computed on the basis of the actual number of days elapsed per calendar month (but not to exceed 30 days in any month).]

         Except as otherwise described below, distributions on the Common Securities will be cumulative, will accrue from [_______________] and will be payable [quarterly] in arrears, on [____], [____], [____] and [____] of each year, commencing on [____] to Holders of record on the relevant record dates, which will be, as long as the Preferred Securities remain in book-entry form, one Business Day prior to the relevant payment date and, in the event the Preferred Securities are not in book-entry form, the [15th] day of the month in which the relevant payment date occurs. Such payment dates shall correspond to the interest payment dates on the Debentures. The Company has the right under the Indenture to defer payments of interest as described in the Declaration.

         The  Common   Securities   shall  be  redeemable  as  provided  in  the
Declaration.




                                      A2-3

                              [FORM OF ASSIGNMENT]


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

_________________________________________

_________________________________________



(Insert assignee's social security or tax identification number)

_________________________________________

_________________________________________


(Insert address and zip code of assignee)

and irrevocably appoints

_______________________________________________________________________________

_________________________________________ agent to transfer this Common Security
Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _________________________________________

Signature: _________________________________________


(Sign exactly as your name appears on the other side of this Common Security Certificate)

(Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.) The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:




                                      A2-4

         TEN CON - as tenants in common

         TEN ENT - as tenants in the entireties

         JT TEN - as joint tenants with right of survival

         UNIF GIFT MIN ACT - under Uniform Gift to Minors Act and not as tenants

         Additional abbreviations may also be used though not in the above list.


                   -------------------------------------------

                                   ASSIGNMENT

                   -------------------------------------------

FOR VALUE RECEIVED, the undersigned hereby assigns and transfers this Common Security Certificate to:

_________________________________________

_________________________________________
(Assignee's social security or tax identification number)

_________________________________________

_________________________________________


(Address and zip code of assignee)

and irrevocably appoints

________________________________________________________________________________
agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _________________________________________

*Signature: _________________________________________

(Sign exactly as your name appears on the other side of this Common Security Certificate)

*Signature Guarantee: Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.





                                      A2-5